SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 24, 2003

FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238

(State or other jurisdiction) of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3455 Lyman Boulevard Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 448-5440

Item 5. Other Events

     On June 24, 2003, FSI International, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

     On June 24, 2003, the company announced in a web-cast conference call the following:

•	the company’s total orders for the third quarter were in the $20 to $25 million range and orders for the Surface Conditioning products, spare parts, and support services represented more than $20 million of the total;

•	the company anticipates fourth quarter orders to be in the $20 to $25 million range;*

•	the company does not expect to record equity in losses from Metron Technology, since its ownership is now below 20 percent;*

•	the company anticipates that equity in earnings from m•FSI, its Japanese affiliate, to be approximately $50,000 in the fourth quarter;* and

•	the company expects to generate $15 to $20 million of positive cash flow from the Microlithography operation over the next several quarters as it continues to sell inventory, collect accounts receivable and dispose of the owned facility in Allen, Texas.*

     This Form 8-K contains certain “forward-looking” statements (*), including, but not limited to, the expected orders for the fourth quarter of 2003, the expected equity in earnings/losses from its affiliates in the fourth quarter and the expected cash flow generated from the Microlithography operation over the next several quarters. Except for the historical information contained herein, the matters discussed in this Form 8-K are forward-looking statements involving risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those in such forward-looking statements. Such risks and uncertainties include, but are not limited to, general economic conditions; changes in customer capacity requirements and demand for microelectronics; the level of new orders; the success of winding down the Microlithography operation and disposing the assets of the division; and the success of the company’s affiliated distributors; as well as other factors listed from time to time in the company’s SEC reports including, but not limited to, the company’s Annual Report on Form 10-K for the 2002 fiscal year and the company’s quarterly report on Form 10-Q for the second quarter of fiscal 2003. The company assumes no duty to update the information in this Form 8-K.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99	Press release dated June 24, 2003

Item 9. Regulation FD Disclosure

     The following information is being furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition” under Item 9, “Regulation FD Disclosure.”

     On June 24, 2003, FSI International, Inc. issued a press release announcing the company’s financial results for the quarter ended May 31, 2003. A copy of the press release is being furnished as an exhibit to this report pursuant to Item 12 under Item 9 of this Form 8-K.

     On June 24, 2003, the company announced in a web-cast conference call that the company’s total orders for the third quarter were in the $20 to $25 million range and orders for the Surface Conditioning products, spare parts, and support services represented more than $20 million of the total.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.
By	/s/ Patricia M. Hollister

Patricia M. Hollister Chief Financial Officer

Date: June 26, 2003